Events After the Reporting Period	12 Months Ended
Dec. 31, 2017
Events After the Reporting Period
Events After the Reporting Period

(32) Events After the Reporting Period

On January 30, 2018, SAP announced that SAP America, Inc. has entered into an agreement to acquire Callidus Software Inc. The per share purchase price of $36.00 represents a 21% premium over the 30-day volume weighted average price per share and a 28% premium over Callidus Software Inc.’s 90-day volume weighted average price per share. The per share price represents an enterprise value of approximately $2.4 billion. SAP safeguards funding of the transaction with existing cash balances and an acquisition term loan and intends to refinance substantial portions of the purchase price with capital market transactions. The transaction is expected to close in the second quarter of 2018, subject to approval from Callidus Software Inc. stockholders, clearances by the relevant regulatory authorities, and other customary closing conditions.

Callidus Software Inc. is a leader in cloud-based sales, marketing, learning, and customer experience solutions. Callidus Software Inc. offers a complete suite of solutions that identify the right leads, ensure proper territory and quota distribution, enable sales forces, automate configure price quote, and streamline sales compensation. Callidus Software Inc. is a synergistic addition to SAP’s portfolio and significantly strengthens SAP’s position in the customer relationship management (CRM) space.

Other than that, no events have occurred since December 31, 2017, that have a material impact on the Company’s Consolidated Financial Statements.